Long-Term Debt	12 Months Ended
Mar. 31, 2018
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

Our long-term debt consists of the following at the dates indicated:

	March 31, 2018			March 31, 2017
	Face Amount	Unamortized Debt Issuance Costs (1)	Book Value	Face Amount	Unamortized Debt Issuance Costs (1)	Book Value
	(in thousands)
Revolving credit facility:
Expansion capital borrowings	$—	$—	$—	$—	$—	$—
Working capital borrowings	969,500	—	969,500	814,500	—	814,500
Senior secured notes	—	—	—	250,000	(4,559)	245,441
Senior unsecured notes:
5.125% Notes due 2019	353,424	(1,653)	351,771	379,458	(3,191)	376,267
6.875% Notes due 2021	367,048	(4,499)	362,549	367,048	(5,812)	361,236
7.500% Notes due 2023	615,947	(8,542)	607,405	700,000	(11,329)	688,671
6.125% Notes due 2025	389,135	(5,951)	383,184	500,000	(8,567)	491,433
Other long-term debt	5,977	—	5,977	6,837	—	6,837
	2,701,031	(20,645)	2,680,386	3,017,843	(33,458)	2,984,385
Less: Current maturities	646	—	646	25,859	—	25,859
Long-term debt	$2,700,385	$(20,645)	$2,679,740	$2,991,984	$(33,458)	$2,958,526

(1)	Debt issuance costs related to the Revolving Credit Facility are reported within intangible assets, rather than as a reduction of the carrying amount of long-term debt.

Amounts in the table above do not include long-term debt related to the Retail Propane segment, as these amounts have been classified as liabilities held for sale within our consolidated balance sheets (see Note 17).

Amortization expense for debt issuance costs related to long-term debt in the table above was $6.1 million, $3.3 million and $4.6 million during the years ended March 31, 2018, 2017 and 2016.

Expected amortization of debt issuance costs is as follows (in thousands):

Year Ending March 31,
2019	$4,945
2020	4,031
2021	3,658
2022	3,076
2023	2,388
Thereafter	2,547
Total	$20,645

Credit Agreement

We are party to a $1.765 billion credit agreement (the “Credit Agreement”) with a syndicate of banks, which was amended and restated in February 2017. As of March 31, 2018, the Credit Agreement includes a revolving credit facility to fund working capital needs (the “Working Capital Facility”) and a revolving credit facility to fund acquisitions and expansion projects (the “Expansion Capital Facility,” and together with the Working Capital Facility, the “Revolving Credit Facility”). Our Revolving Credit Facility includes an “accordion” feature that allows us to increase the capacity by $300 million if new lenders wish to join the syndicate or if current lenders wish to increase their commitments. Our Revolving Credit Facility also allows us to reallocate amounts between the Expansion Capital Facility and Working Capital Facility. At March 31, 2018, we had $100.0 million reallocated from the Working Capital Facility to the Expansion Capital Facility.

At March 31, 2018, the Expansion Capital Facility had a total capacity of $565.0 million for cash borrowings and the Working Capital Facility had a total capacity of $1.2 billion for cash borrowings and letters of credit. At that date, we had outstanding letters of credit of $175.7 million on the Working Capital Facility. Amounts outstanding for letters of credit are not recorded as long-term debt on our consolidated balance sheets, although they decrease our borrowing capacity under the Working Capital Facility. The capacity available under the Working Capital Facility may be limited by a “borrowing base” (as defined in the Credit Agreement), which is calculated based on the value of certain working capital items at any point in time.

The commitments under the Credit Agreement expire on October 5, 2021. We have the right to prepay outstanding borrowings under the Credit Agreement without incurring any penalties, and prepayments of principal may be required if we enter into certain transactions to sell assets or obtain new borrowings. The Credit Agreement is secured by substantially all of our assets.

All borrowings under the Credit Agreement bear interest, at our option, at either (i) an alternate base rate plus a margin of 0.50% to 2.00% per year or (ii) an adjusted LIBOR rate plus a margin of 1.50% to 3.00% per year. The applicable margin is determined based on our leverage ratio (as defined in the Credit Agreement). At March 31, 2018, the borrowings under the Credit Agreement had a weighted average interest rate of 4.99%, calculated as the weighted average LIBOR rate of 1.84% plus a margin of 3.00% for LIBOR borrowings and the prime rate of 4.75% plus a margin of 2.00% on alternate base rate borrowings. At March 31, 2018, the interest rate in effect on letters of credit was 3.00%. Commitment fees are charged at a rate ranging from 0.375% to 0.50% on any unused capacity.

On June 2, 2017, we amended our Credit Agreement. The amendment modified our financial covenants. In addition, it also restricts us from increasing our distribution rate over the amount paid in the preceding quarter if our leverage ratio is greater than 4.25 to 1.

On February 5, 2018, we amended our Credit Agreement. The amendment, among other things, amended the defined term “Consolidated EBITDA” to include the “Accrued Blenders Tax Credits” (as defined in the Credit Agreement) solely for the two quarters ended December 31, 2017 and March 31, 2018.

On March 6, 2018, we amended our Credit Agreement. In the amendment, the lenders consented to, subject to the consummation of the initial Sawtooth disposition, release each Sawtooth entity from its guaranty and other obligations under the loan documents. In return, the Partnership agreed to use the net proceeds of each Sawtooth disposition to pay down existing indebtedness no later than five business days after the consummation of such Sawtooth disposition.

On May 24, 2018, we amended our Credit Agreement to, among other things, modify our interest coverage ratio financial covenant for periods beginning March 31, 2018 and thereafter and to add a total leverage indebtedness ratio covenant, to be measured beginning March 31, 2019. Additionally, the amendment specifies that, should our leverage ratio be greater than 4.00 to 1 with respect to the quarter ended September 30, 2018, commitments under our Expansion Capital Facility will be decreased, immediately and permanently by $100.0 million.

The following table summarizes the debt covenant levels specified in the Credit Agreement as of March 31, 2018 (as modified on May 24, 2018):

		Senior Secured	Interest	Total Leverage
Period Beginning	Leverage Ratio (1)	Leverage Ratio (1)	Coverage Ratio (2)	Indebtedness Ratio (1)
March 31, 2018	4.75	3.25	2.50	—
December 31, 2018	4.75	3.25	2.75	—
March 31, 2019 and thereafter	4.50	3.25	2.75	6.50

(1)	Represents the maximum ratio for the period presented.

(2)	Represents the minimum ratio for the period presented.

At March 31, 2018, our leverage ratio was approximately 4.41 to 1, our senior secured leverage ratio was approximately 0.02 to 1 and our interest coverage ratio was approximately 2.51 to 1.

The Credit Agreement contains various customary representations, warranties, and additional covenants, including, without limitation, limitations on fundamental changes and limitations on indebtedness and liens. Our obligations under the Credit Agreement may be accelerated following certain events of default (subject to applicable cure periods), including, without limitation, (i) the failure to pay principal or interest when due, (ii) a breach by the Partnership or its subsidiaries of any material representation or warranty or any covenant made in the Credit Agreement, or (iii) certain events of bankruptcy or insolvency.

At March 31, 2018, we were in compliance with the covenants under the Credit Agreement.

Senior Secured Notes

On June 19, 2012, we entered into the Note Purchase Agreement (as amended, the “Senior Secured Notes Purchase Agreement”) whereby we issued $250.0 million of senior secured notes in a private placement (the “Senior Secured Notes”). The Senior Secured Notes bear interest at a fixed rate of 6.65% which is payable quarterly. The Senior Secured Notes are required to be repaid in semi-annual installments of $25.0 million beginning on December 19, 2017 and ending on the maturity date of June 19, 2022. We have the option to prepay outstanding principal, although we would incur a prepayment penalty. In December 2015, we amended the Senior Secured Notes Purchase Agreement to pay an additional 0.5% per year in interest if our leverage ratio exceeds 4.25 to 1 plus an additional 0.5% if our leverage ratio exceeds 4.50 to 1. On August 2, 2017, we amended the Senior Secured Notes Purchase Agreement with an effective date of June 2, 2017. The amendment, among other things, conforms the financial covenants to match the amended terms of the Credit Agreement and provides for an increase in interest charged if our leverage ratio exceeds certain predetermined levels. In addition, the amendment also restricts us from increasing our distribution rate over the amount paid in the preceding quarter if our interest coverage ratio is less than 3.00 to 1. The Senior Secured Notes were secured by substantially all of our assets and rank equal in priority with borrowings under the Credit Agreement.

Repurchases

On December 29, 2017, we repurchased all of the remaining outstanding Senior Secured Notes. The following table summarizes repurchases of Senior Secured Notes for the period indicated:

Year Ended March 31,
2018
Senior Secured Notes
Notes repurchased	$230,500
Cash paid (excluding payments of accrued interest)	$250,179
Loss on early extinguishment of debt (1)	$(23,971)

(1)
Loss on the early extinguishment of debt for the Senior Secured Notes during the year ended March 31, 2018 is inclusive of the write-off of debt issuance costs of $4.3 million. The loss is reported within (loss) gain on early extinguishment of liabilities, net within our consolidated statement of operations.

Prior to the December 29, 2017 repurchase of all the remaining outstanding Senior Secured Notes, we made a semi-annual principal installment payment of $19.5 million on December 19, 2017.

Senior Unsecured Notes

The senior unsecured notes include, as defined below, the 2019 Notes, 2021 Notes, 2023 Notes, and the 2025 Notes (collectively, the “Senior Unsecured Notes”).

Issuances

On July 9, 2014, we issued $400.0 million of 5.125% Senior Notes Due 2019 (the “2019 Notes”). Interest is payable on January 15 and July 15 of each year. The registration of the 2019 Notes became effective January 13, 2015. The 2019 Notes mature on July 15, 2019.

On October 16, 2013, we issued $450.0 million of 6.875% Senior Notes Due 2021 (the “2021 Notes”). Interest is payable on April 15 and October 15 of each year. The registration of the 2021 Notes became effective on January 13, 2015. The 2021 Notes mature on October 15, 2021.

On October 24, 2016, we issued $700.0 million of 7.50% Senior Notes Due 2023 (the “2023 Notes”). Interest is payable on May 1 and November 1 of each year. The 2023 Notes mature on November 1, 2023.

On February 22, 2017, we issued $500.0 million of 6.125% Senior Notes Due 2025 (the”2025 Notes”). Interest is payable on March 1 and September 1 of each year. The 2025 Notes mature on March 1, 2025.

We have the right to redeem all Senior Unsecured Notes before the maturity date, although we would be required to pay a premium for early redemption.

The Partnership and NGL Energy Finance Corp. are co-issuers of the Senior Unsecured Notes, and the obligations under the Senior Unsecured Notes are fully and unconditionally guaranteed by certain of our existing and future restricted subsidiaries that incur or guarantee indebtedness under certain of our other indebtedness, including the Revolving Credit Facility. The indentures governing the Senior Unsecured Notes contain various customary covenants, including, (i) pay distributions on, purchase or redeem our common equity or purchase or redeem our subordinated debt, (ii) incur or guarantee additional indebtedness or issue preferred units, (iii) create or incur certain liens, (iv) enter into agreements that restrict distributions or other payments from our restricted subsidiaries to us, (v) consolidate, merge or transfer all or substantially all of our assets, and (vi) engage in transactions with affiliates.

Our obligations under the Senior Unsecured Notes may be accelerated following certain events of default (subject to applicable cure periods), including, without limitation, (i) the failure to pay principal or interest when due, (ii) experiencing an event of default on certain other debt agreements, or (iii) certain events of bankruptcy or insolvency.

Registration Rights

In connection with the issuance of the 2023 Notes and the 2025 Notes, we entered into a registration rights agreement in which we agreed to file a registration statement with the Securities and Exchange Commission (“SEC”) so that the holders can exchange the 2023 Notes and the 2025 Notes for registered notes that have substantially identical terms as the 2023 Notes and the 2025 Notes and evidence the same indebtedness of the 2023 Notes and the 2025 Notes. In addition, the subsidiary guarantors agreed to exchange the guarantee related to the 2023 Notes and the 2025 Notes for a registered guarantee having substantially the same terms as the original guarantee. We filed a registration statement for both the 2023 Notes and the 2025 Notes, and the related guarantees, with the SEC which became effective on July 11, 2017 and 99.98% of the 2023 Notes and 99.98% of the 2025 Notes were exchanged on August 8, 2017.

Repurchases

The following table summarizes repurchases of Senior Unsecured Notes for the periods indicated:

	Year Ended March 31,
	2018	2017	2016
	(in thousands)
2019 Notes
Notes repurchased	$26,034	$9,009	$11,533
Cash paid (excluding payments of accrued interest)	$26,002	$7,099	$6,972
(Loss) gain on early extinguishment of debt (1)	$(140)	$1,759	$4,483

2021 Notes
Notes repurchased	$—	$21,241	$61,711
Cash paid (excluding payments of accrued interest)	$—	$14,094	$36,449
Gain on early extinguishment of debt (2)	$—	$6,748	$24,049

2023 Notes
Notes repurchased	$84,053	$—	$—
Cash paid (excluding payments of accrued interest)	$83,967	$—	$—
Loss on early extinguishment of debt (3)	$(1,136)	$—	$—

2025 Notes
Notes repurchased	$110,865	$—	$—
Cash paid (excluding payments of accrued interest)	$107,050	$—	$—
Gain on early extinguishment of debt (4)	$2,046	$—	$—

(1)
(Loss) gain on the early extinguishment of debt for the 2019 Notes during the years ended March 31, 2018, 2017 and 2016 is inclusive of the write off of debt issuance costs of $0.2 million, $0.2 million and $0.1 million, respectively. The (loss) gain is reported within (loss) gain on early extinguishment of liabilities, net within our consolidated statement of operations.

(2)
Gain on the early extinguishment of debt for the 2021 Notes during the years ended March 31, 2017 and 2016 is inclusive of the write off of debt issuance costs of $0.4 million and $1.2 million, respectively. The gain is reported within (loss) gain on early extinguishment of liabilities, net within our consolidated statement of operations.

(3)
Loss on the early extinguishment of debt for the 2023 Notes during the year ended March 31, 2018 is inclusive of the write off of debt issuance costs of $1.2 million. The loss is reported within (loss) gain on early extinguishment of liabilities, net within our consolidated statement of operations.

(4)
Gain on the early extinguishment of debt for the 2025 Notes during the year ended March 31, 2018 is inclusive of the write off of debt issuance costs of $1.8 million. The gain is reported within (loss) gain on early extinguishment of liabilities, net within our consolidated statement of operations.

Compliance

At March 31, 2018, we were in compliance with the covenants under all of the Senior Unsecured Notes indentures.

Other Long-Term Debt

We have certain notes payable related to equipment financing. These instruments have an aggregate principal balance of $6.0 million at March 31, 2018, and the interest rates on these instruments range from 4.13% to 7.10% per year. Equipment loans totaling $41.7 million were paid off on March 30, 2017, resulting in a loss on the early extinguishment of debt of $1.6 million, which was net of $0.1 million of debt issuance costs and $1.5 million of prepayment penalties. The loss is reported within (loss) gain on early extinguishment of liabilities, net within our consolidated statement of operations.

Debt Maturity Schedule

The scheduled maturities of our long-term debt are as follows at March 31, 2018:

Year Ending March 31,	Revolving Credit Facility	Senior Unsecured Notes	Other Long-Term Debt	Total
	(in thousands)
2019	$—	$—	$646	$646
2020	—	353,424	648	354,072
2021	—	—	4,683	4,683
2022	969,500	367,048	—	1,336,548
2023	—	—	—	—
Thereafter	—	1,005,082	—	1,005,082
Total	$969,500	$1,725,554	$5,977	$2,701,031

Amounts in the table above do not include long-term debt related to the Retail Propane segment, as these amounts have been classified as liabilities held for sale within our consolidated balance sheets (see Note 17).